First Quarter 2026 Earnings Presentation May 6, 2026

Legal Information CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements about Quanterix’s future business outlook, operations, strategy and financial performance, including statements related to our expectations about consistent profitable revenue growth and achieving cash flow breakeven performance, the development and commercialization of our products, the benefits and synergies we may realize from the acquisition of Akoya Biosciences Inc., and under the header “2026 Business Outlook.”. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forwardlooking statements. Forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities with respect to Quanterix’s future business, operations, strategy and financial performance: risks related to the impact of changes in U.S. government policies, including impacts of tariffs and reductions in federal research funding; risks associated with the anticipated timing for launch of, and features of, Quanterix’s next-generation instruments to upgrade its existing platforms; risks related to Quanterix’s ability to improve existing diagnostics and develop new diagnostic tests and tools; risks related to Quanterix’s ability to successfully penetrate the diagnostics market; risks related to Quanterix’s ability to retain and expand its customer base and achieve sufficient market acceptance of its products; risks related to the ability of Quanterix’s contract manufacturers and suppliers to reliably and consistently manufacture and supply our instruments; risks that Quanterix may fail to realize the anticipated benefits and synergies of its recent acquisitions of Emission, Inc. and Akoya Biosciences Inc.; risk that integrating Quanterix’s business with that of Akoya could be more difficult, costly or time-consuming than expected; risks that Quanterix’s estimates regarding expenses, future revenues, capital requirements, and needs for additional financing could be incorrect; risks related to Quanterix’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; and risks related to defects or other quality issues in Quanterix’s products that could lead to unforeseen costs, product recalls, adverse regulatory actions, negative publicity and litigation. Additional factors that could cause results to differ materially from those described above can be found in the periodic reports filed by Quanterix with the SEC, including the “Risk Factors” sections contained therein, which are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix anticipates. Quanterix cautions the audience not to place undue reliance on any such forwardlooking statements, which speak only as of the date they are made and are based on information available at that time. Quanterix does not assume any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. USE OF NON-GAAP FINANCIAL MEASURES To supplement Quanterix's preliminary financial information presented on a U.S. GAAP basis, Quanterix has provided certain non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, adjusted cash usage, adjusted gross profit, adjusted gross margin, adjusted total operating expenses, and adjusted loss from operations. Management uses these non-GAAP financial measures to evaluate the Company's operating performance in manner that allows for meaningful period-to-period comparison and analysis of trends in our business and our competitors. Management believes that presentation of these non- GAAP financial measures provides useful information to investors in assessing our operating performance within our industry and in order to allow comparability to the presentation of other companies in our industry. The non-GAAP financial measures presented herein should be considered in conjunction with, and not as a substitute for, the financial information presented in accordance with U.S. GAAP. For example, adjusted EBITDA excludes a number of expense items that are included in net loss and adjusted cash usage excludes certain actual cash payments. As a result, positive adjusted EBITDA or positive adjusted cash usage may be achieved even where we record a significant net loss or reduction in our cash and marketable securities balances in accordance with U.S. GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures set forth herein. The Company makes certain forward-looking statements about Quanterix's future financial performance that include non-GAAP financial measures, which are difficult to predict for future periods because the nature of the adjustments pertains to events that have not yet occurred. Quanterix does not forecast many of the excluded items for internal use and therefore information reconciling forward-looking non-GAAP financial measures to U.S. GAAP financial measures is not available without unreasonable effort and is not provided. The occurrence, timing, and amount of any of the items excluded from U.S. GAAP to calculate non-GAAP financial measures could significantly impact our U.S. GAAP results. Please refer to our first quarter 2026 earnings release for additional discussion of non-GAAP financial measures. Unless otherwise specified, all information contained herein is provided as of March 31, 2026. 2

Remain committed to delivering cash flow breakeven performance in 2H 2026 • No change from previous outlook • $85M of cost synergies realized • Maintaining guidance for full year 2026 Making investments to improve commercial effectiveness in 2026 • Investing in partners, senior leaders, product management, and lead generation Strengthening diagnostics business with additional investment • Recently hired new SVP of Diagnostics with 25 years of experience • Preparing HD-X for IVD submission in 2027 • Investing in lab infrastructure and marketing to increase mindshare Q1-26: Key Messages 3

CEO Priorities Execute to plan Meet quarterly plans and reach cash flow breakeven Strategic Roadmap Reinforcing our IVD strategy and strengthening our position in ultra-sensitive protein detection Build AD Diagnostics Accelerate Dx investment in 2026 towards improving workflow, build lab infrastructure and increase share of mind for LucentAD Improve commercial execution Solidify diagnostics position Accelerate revenue growth 4

5 Our product roadmap priorities in 2026 Reinforcing our IVD strategy and strengthening our position in ultra-sensitive protein detection HD-X IVD SP-XSR-X Priorities Outcome Simoa HD-X IVD HD-X IVD submission in 2027 Continue to invest in new neurology markers, e.g., tauopathies Spatial HT 2.0 PCF New reagents to support clinical applications Expand panels for discovery applications Research and Clinical HT 2.0PCF Sustain

Best-in-class Multi-marker Test Building Infrastructure 100% patient readouts vs 70% for competitors 10% Intermediate zone vs 30% of competitors HD-X IVD Instrument IVD submission in 2027 Driving Adoption $897 pricing received for LucentAD Test Coverage impactful studies to support payor outreach in 2026 FDA Clearance submitted – expected in 2026 Building a in AD Diagnostics 6

# AD Diagnostics: Timeline of planned activities

Key activities across platform, clinical, and access

## 2025 and before

- **2025: $897**
  Received CMS reimbursement pricing
- **2024: LucentAD Complete**
  Multi-marker RUO/LDT launched
- **2023: pTau181 and pTau217**
  Single markers RUO/LDT launched

## 2026 Milestones

- **Q1** FDA Submitted
- **Q2** Start lab billing
- **H2** Complete pivotal clinical studies
  - Receive FDA clearance
  - Payor outreach

## 2027 Milestones

Submit HD-X for IVD (510K) supports research and expands diagnostics

Receive test coverage reimbursement & payment

Quanterix

7

8 AD Diagnostics: Clinical Studies in progress MGH – CIMBBBA Mt. Sinai-DAC University of Florida BioHermes-2 Enrollment Setting Objective Impact • Specialty care • Primary care • Specialty care • Primary care • Community-based clinical trial • Clinical Validity • Clinical Utility • Real World Setting • Clinical Utility • Outcomes • Real World Setting • Feasibility • Implementation • Real World Setting • Clinical Validity • CMS • Commercial Payors • Guidelines • CMS • Commercial Payors • Guidelines • Commercial Payors • CMS • Commercial Payors 100% Publication est. Q3 80% Publication est. Q3/Q4 100% Publication est. Q3 >90% Multiple studies ongoing to support clinical value

Q3 2025 Q4 2025 Q1 2026 $85M cost reduction plan successfully implemented Major Milestones Cost Reduction Implemented (Annualized) Complete physical consolidation  Implement one commercial team Eliminate duplicate G&A  Implement one manufacturing team Combine Lab Services  Systems and process integration $74M $85M $29M Q2 2025 $64M Cost Reduction Realized (in the quarter) $3M $12M Pre-close cost actions in commercial and operations $15M $18M Synergies Leading to Cash Flow Breakeven in 2026 9

Spatial Simoa Number of Drug Trial Projects (Simoa Only) PUBLICATIONS BIOMARKERS INSTRUMENTS 772 2,141 2022 1,160 2,781 2023 1,733 3,278 2024 2,370 3,948 2025 2,445 4,108 2026 YTD 2,913 3,941 5,011 6,318 6,553 538 559 568 579 583 104 111 134 189 189 2022 2023 2024 2025 2026 YTD 642 670 702 768 772 876 972 934 2022 1,183 2023 1,330 1,035 2024 1,439 1,099 2025 1,450 1,115 2026 YTD 1,810 2,155 2,365 2,538 2,565 23.6 27.8 38.0 19.9 3.5 7.3 16.7 15.8 8.6 168 256 283 287 2022 205 2023 2024 2025 0.8 2026 YTD 30.9 44.5 53.8 28.6 4.3 LAB SERVICES CumulativeCumulative Projects & Revenue ($M) Placements # of units placed, cumulative Scientific Validation Driving Adoption 10

Q1 GAAP* Q1 Non-GAAP 2025 2026 2025 2026 Var % Revenue 30.3 36.4 30.3 36.4 20% Gross Margin $ 14.8 15.6 15.1 18.5 23% Gross Margin % 48.9% 42.7% 49.7% 50.9% 124 bps Operating Expense 41.2 56.9 33.9 34.7 -2% Operating Loss -26.4 -41.4 -18.8 -16.2 14% Adj’d EBITDA -11.3 -9.8 13% Cash Usage -22.2 -19.0 -9.0 -14.7 -63% 11% 59% 12% 18% Instruments Consumables Accelerator Other Q1’26 Revenue Mix ** Includes $0.5M related to a terminated diagnostics development agreement 2.6 2.3 1.7 $4.0 Q1'25 Q1'26 Instruments 18.1 14.5 6.9 $21.4 Q1'25 Q1'26 Consumables 5.6 3.5 0.8 $4.3 Q1'25 Q1'26 Lab Services** 4.0 3.7 3.0 $6.7 Q1'25 Q1'26 Other Q1’26 Revenue Spatial Simoa * Updated to reflect a change in accounting policy in Q1’26 related to shipping and handling costs. Shipping and handling costs for product sales are now recorded in cost of product revenue in our GAAP financials. Q1’26 Results vs Q1’25 (in $M) 11

* Includes $0.6M revenue recorded in the 1st week of July, prior to Quanterix’s acquisition of Akoya As part of the acquisition of Akoya, the Company assumed a diagnostics development agreement, which had unfavorable terms, and was recorded as an off- market contract. In Q1 2026, Quanterix and this diagnostics customer terminated the agreement. To provide a meaningful period-to-period comparison, the table below summarizes total revenues as reported quarterly from January 1, 2025 by Quanterix (“Simoa”) and Akoya (“Spatial Biology”), with an adjustment showing the impact as if the agreement had terminated on January 1, 2025. in $M 2025 2026 YOY V% Q1 Q2 Q3 Q4 FY Q1 Q1 Simoa 30.3 24.5 23.0 27.3 105.2 24.0 -21% Spatial Biology 16.6 18.2 17.8* 16.5 69.2 12.4 -26% Total Revenue 47.0 42.7 40.9 43.9 174.4 36.4 -22% Spatial Diagnostics Program (0.5) (0.3) (2.4) (2.5) (5.6) (0.5) 5% Adjusted Revenue 46.5 42.4 38.5 41.4 168.8 35.9 -23% Revenue as Reported 30.3 24.5 40.2 43.9 138.9 36.4 20% Q1’26 Revenue – Comparative Information 12

Full Year Revenue: $169 to $174 million 0–3% revenue growth after the effect of a terminated diagnostics development agreement Gross Margin GAAP gross margin between 41 to 45%* Adjusted gross margin (Non-GAAP) between 49% to 53% Anticipate cash flow breakeven in the 2nd half of 2026 Exit the year with ~$100 million in cash, and no debt * No change to underlying GAAP guide; guidance range is updated to reflect a change in accounting policy in Q1’26 related to shipping and handling costs. Shipping and handling costs for product sales are now recorded in cost of product revenue in our GAAP financials, and represent a 4% change. Maintaining 2026 Guidance 13

Adjusted EBITDA (non-GAAP) 14

Adjusted Cash Usage (non-GAAP) 15

Additional Non-GAAP Financial Measures 16

Contact Us General inquiries 900 Middlesex Turnpike, Billerica, MA 01821 USA 617.301.9400 info@quanterix.com www.quanterix.com